FundX Conservative ETF
Schedule of Investments
December 31, 2025 (Unaudited)

INVESTMENT COMPANIES - 99.7%	Shares	Value
Core Funds - 51.2%
Invesco S&P 500 Top 50 ETF	69,990	$4,149,007
iShares Global 100 ETF (a)	17,592	2,228,379
iShares International Select Dividend ETF (a)	60,847	2,400,414
iShares MSCI EAFE Value ETF	31,972	2,283,121
iShares MSCI USA Value Factor ETF	16,799	2,296,927
iShares Russell Top 200 Growth ETF (a)	2,498	691,796
Pacer Trendpilot 100 ETF	39,850	3,134,203
Vanguard Growth ETF	9,429	4,600,032
Vanguard Russell 1000 Growth ETF	31,663	3,854,970
		25,638,849

High Yield Bonds - 12.2%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (a)	19,822	1,879,522
State Street SPDR Portfolio High Yield Bond ETF	79,089	1,872,037
VanEck Fallen Angel High Yield Bond ETF	80,385	2,360,505
		6,112,064

Intermediate Term Bonds - 15.7%
iShares 5-10 Year Investment Grade Corporate Bond ETF	52,918	2,851,222
iShares Broad USD Investment Grade Corporate Bond ETF	50,174	2,597,508
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,804	2,402,582
		7,851,312

TiPS - 4.7%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	44,980	2,355,603

Total Return Funds - 15.9%
iShares Core 30/70 Conservative Allocation ETF	59,961	2,406,235
iShares Core 60/40 Balanced Allocation ETF	49,020	3,186,790
NYLI Merger Arbitrage ETF (b)	66,030	2,363,214
		7,956,239
TOTAL INVESTMENT COMPANIES (Cost $42,850,981)		49,914,067

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.8%
Mount Vernon Liquid Assets Portfolio, LLC, 3.86% (c)	4,435,832	4,435,832
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,435,832)		4,435,832

MONEY MARKET FUNDS - 3.1%
First American Government Obligations Fund - Class X, 3.67% (c)	1,544,587	1,544,587
TOTAL MONEY MARKET FUNDS (Cost $1,544,587)		1,544,587

TOTAL INVESTMENTS - 111.6% (Cost $48,831,400)		55,894,486
Liabilities in Excess of Other Assets - (11.6)%		(5,816,951)
TOTAL NET ASSETS - 100.0%		$50,077,535

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $4,317,764.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Investments of the FundX Conservative ETF (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees (the "Board"). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security's fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 30, 2025, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Investment Companies	$49,914,067	$–	$–	$49,914,067
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	4,435,832
Money Market Funds	1,544,587	–	–	1,544,587
Total Investments	$51,458,654	$–	$–	$55,894,486

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,435,832 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.